UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2016

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9 th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 7, 2016, Bluerock Residential Growth REIT, Inc. (the “Company”) filed, with the U.S. Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K dated December 1, 2016 (the “Form 8-K”) in conjunction with the acquisition of 98% indirect equity interest in a 320-unit apartment community known as Roswell City Walk, located in Roswell, Georgia.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of Roswell City Walk, which financial statements are filed as an exhibit hereto. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Real Estate Acquired

Roswell City Walk

Independent Auditor’s Report

Historical Statements of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2015 and the Nine Months Ended September 30, 2016 and 2015

Notes to Historical Statements of Revenues and Certain Direct Operating Expenses

(b)

Pro Forma Financial Information

Bluerock Residential Growth REIT, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2016 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2016 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015 (unaudited)

2

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2016 and its other filings with the SEC.

(c)	Exhibit No.	Description

	23.1	Consent of BDO USA, LLP

3

Independent Auditor’s Report

Board of Directors and Stockholders

Bluerock Residential Growth REIT, Inc.

New York, New York

We have audited the accompanying Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2015 of Roswell City Walk (the “Property”) and the related notes (“Historical Statement”).

Management’s Responsibility for the Historical Statement

Management is responsible for the preparation and fair presentation of the Historical Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Statement that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

4

Opinion

In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses of Roswell City Walk for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Historical Statement was prepared for the purpose of complying with Rule 3-14 of the U.S. Securities and Exchange Commission Regulation S-X, as described in Note 2, and is not intended to be a complete presentation of Roswell City Walk’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

New York, New York

February 13, 2017

5

Roswell City Walk

Historical Statements of Revenues and

Certain Direct Operating Expense

(Dollars in thousands)

	Year Ended December 31, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
		(Unaudited)	(Unaudited)
Revenues
Rental income	$1,698	$3,663	$726
Other rental revenue	257	386	154

Total Revenues	1,955	4,049	880

Certain Direct Operating Expenses
Property operating expenses	760	979	478
Property taxes	311	735	284

Total Certain Direct Operating Expenses	1,071	1,714	762

Revenues in Excess of Certain Direct Operating Expenses	$884	$2,335	$118

See accompanying notes to historical statements of revenues and certain direct operating expenses.

6

Roswell City Walk

Notes to Historical Statements of Revenues and Certain Direct Operating Expenses

1.	Business

Roswell City Walk (the “Property”), a multi-family apartment community located in Roswell, Georgia, was acquired pursuant to a purchase agreement between an affiliate of Bluerock Residential Holdings, L.P. (Bluerock Residential Growth REIT, Inc.’s operating partnership) and GGT LMI City Walk GA, LLC on December 1, 2016.

2.	Basis of Presentation

The accompanying Historical Statements of Revenues and Certain Direct Operating Expenses (“Historical Statements”) have been prepared for the purpose of complying with Rule 3-14 of the United States Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Statements have been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting periods. Actual results may differ from those estimates.

In preparation of the accompanying Historical Statements, subsequent events were evaluated for recognition and disclosure through February 13, 2017, which is the date the Historical Statements were available to be issued.

3.	Unaudited Interim Information

In the opinion of the Property’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with the Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the nine month periods ended September 30, 2016 and 2015.

4.	Revenues

The Property contains 320 units that are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Property is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements and is netted with Property Operating Expense in the Historical Statements. Other rental revenue in the Historical Statements consists of charges billed to tenants for pet, administrative, application and other fees and is recognized when earned.

5.	Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating costs include administrative, maintenance, marketing, personnel costs, utilities, taxes and insurance, repairs, and improvements. Costs such as depreciation, amortization, interest, and professional fees are excluded.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

The following unaudited pro forma condensed consolidated financial statements of Bluerock Residential Growth REIT, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2015, and as of and for the nine months ended September 30, 2016 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet, as of September 30, 2016, and statements of operations for the year ended December 31, 2015, and nine months ended September 30, 2016, have been prepared to provide pro forma financial information with regard to the City Walk Apartments acquisition on December 1, 2016, which the Company expects to consolidate and includes pro forma information for each of the transactions described below for which pro forma information has been provided in previous filings. The unaudited pro forma financial information gives effect to:

(1)

The purchase of a 98.0% direct interest in Tenside Apartments on July 14, 2016, which the Company consolidates on its balance sheet.

The completion of the Company’s underwritten offering of 2,875,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock on October 21, 2015, or the October 2015 Series A Preferred Offering.

The completion of the Company’s underwritten offering of 2,300,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock on April 25, 2016, or the April 2016 Series A Preferred Offering.

The completion of the Company’s underwritten offering of 400,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock on May 26, 2016, or the May 2016 Series A Preferred Offering.

The completion of the Company’s underwritten offering of 2,300,000 shares of 7.625% Series C Cumulative Redeemable Preferred Stock on July 19, 2016, or the Series C Preferred Offering.

The completion of the Company’s underwritten offering of 2,850,602 shares of 7.125% Series D Preferred Stock on October 13, 2016, or the Series D Preferred Offering.

(2)

The sale of the Company’s 100.00% direct equity interest in the North Park Towers property on October 16, 2015, to non-affiliated buyers. The pro forma financial statements do not reflect the net proceeds from the sale of the North Park Towers asset and the subsequent reinvestment.

The sale of the Company’s 75.0% indirect equity interest in the Springhouse at Newport News property, to non-affiliated buyers, and the paydown of the mortgage payable, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the net proceeds from the sale of the Springhouse at Newport News asset and the subsequent reinvestment.

The pro forma condensed consolidated balance sheet assumes that the Roswell City Walk acquisition and the April 2016 Series A Preferred Offering, the May 2016 Series A Preferred Offering, the Series C Preferred Offering and the Series D Preferred Offering transactions referred to above occurred on January 1, 2015.

The pro forma consolidated statements of operations assume the transactions referred to above occurred on January 1, 2015.

8

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

(Continued)

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

The pro forma financial statements do not reflect the following:

•	the operations of the Estates at Perimeter, Grove at Waterford, Berry Hill, Oak Crest Villas, North Park Towers, and Springhouse at Newport News properties in the statement of operations, as these assets have been sold; and

•	the net proceeds from the sale of the North Park Towers Property and the Springhouse at Newport News Property and subsequent reinvestment; and

•	the investment of net proceeds from the October 2015 Series A Preferred Offering, the April 2016 Series A Preferred Offering, the May 2016 Series A Preferred Offering, the Series C Preferred Offering and the Series D Preferred Offering.

All completed acquisitions are accounted for using the acquisition method of accounting. The fair value of these assets and liabilities is allocated in accordance with Accounting Standards Codification 805, Business Combinations (“ASC 805”). The purchase prices were allocated to the acquired assets and liabilities based on their estimated fair values at the dates of acquisition. The preliminary measurements of fair value reflected below are subject to change. The Company expects to finalize the purchase price allocations as soon as practicable, but no later than one year from each property’s respective acquisition date.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above, have been made. Our pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations actually would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

9

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2016

(In thousands, except share and per share amounts)

	Bluerock Residential Growth REIT, INC. Historical (a)	Roswell City Walk (b)	Series A Preferred Offering (c)	Series C Preferred Offering (d)	Series D Preferred Offering (e)	Disposals / Held for Sale Items (f)	Pro Forma Total
ASSETS
Net Real Estate Investments
Land	$89,330	$8,423	$-	$-	$-	$-	$97,753
Building and improvements	626,854	64,791	-	-	-	-	691,645
Furniture, fixtures and equipment	21,615	1,458	-	-	-	-	23,073
Total Gross Operating Real Estate Investments	737,799	74,672	-	-	-	-	812,471
Accumulated depreciation	(35,266)	-	-	-	-	-	(35,266)
Total Net Real Estate Investments	702,533	74,672	-	-	-	-	777,205
Cash and cash equivalents	130,521	(24,905)	-	-	68,620	(816)	173,420
Restricted cash	24,751	-	-	-	-	(12,155)	12,596
Due from affiliates	961	-	-	-	-	-	961
Accounts receivables, prepaid and other assets	10,313	-	-	-	-	(13)	10,300
Preferred equity investments and investments in unconsolidated real estate joint ventures	92,558	-	-	-	-	-	92,558
In-place lease intangible assets, net	1,269	1,327	-	-	-	-	2,596
Total Assets	$962,906	$51,094	$-	$-	$68,620	$(12,984)	$1,069,636

LIABILITIES AND EQUITY
Mortgages payable	$525,036	$50,586	$-	$-	$-	$-	$575,622
Accounts payable	514	-	-	-	-	(6)	508
Other accrued liabilities	14,350	-	-	-	-	(208)	14,142
Due to affiliates	2,152	-	-	-	-	-	2,152
Distributions payable	5,973	-	-	-	-	-	5,973
Total Liabilities	548,025	50,586	-	-	-	(214)	598,397

8.250% Series A Cumulative Redeemable Preferred Stock	138,130	-	61	-	-	-	138,191
Series B Redeemable Preferred Stock	7,698	-	-	-	-	-	7,698
7.625% Series C Cumulative Redeemable Preferred Stock	56,076	-	-	84	-	-	56,160

Stockholders' Equity
Series D Preferred stock, $0.01 par value, liquidation preference $25.00, no shares authorized, no shares issued and outstanding, historical and 4,000,000 shares authorized, 2,850,602 shares issued and outstanding, pro forma	-	-	-	-	68,620	-	68,620
Preferred stock, $0.01 par value, 234,975,000 shares authorized; none issued and outstanding	-	-	-	-	-	-	-
Class A common stock, $0.01 par value, 747,586,185 shares authorized; 19,566,437 shares issued and outstanding, historical and pro forma	196	-	-	-	-	-	196
Additional paid-in-capital	254,770	-	-	-	-	551	255,321
Distributions in excess of cumulative earnings	(71,249)	-	(61)	(84)	-	(13,321)	(84,715)
Total Stockholders' Equity	183,717	-	(61)	(84)	68,620	(12,770)	239,422
Noncontrolling Interests
Operating Partnership Units	2,432	-	-	-	-	-	2,432
Partially Owned Properties	26,828	508	-	-	-	-	27,336
Total Noncontrolling interests	29,260	508	-	-	-	-	29,768
Total Equity	212,977	508	(61)	(84)	68,620	(12,770)	269,190
TOTAL LIABILITIES AND EQUITY	$962,906	$51,094	$-	$-	$68,620	$(12,984)	$1,069,636

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

10

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2016

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q as of September 30, 2016.

(b)	The purchase of a 98.0% direct interest in Roswell City Walk for a purchase price of $76.0 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $51.0 million mortgage loan associated with this acquisition.

(c)	Reflects an adjustment for accretion on the Company’s underwritten offerings of 2,700,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock in April and May 2016.

(d)	Reflects an adjustment for accretion on the Company’s underwritten offering of 2,300,000 shares of 7.625% Series C Cumulative Redeemable Preferred Stock on July 19, 2016.

(e)	The completion of the Company’s underwritten offering of 2,850,602 shares of 7.125% Series D Preferred Stock on October 13, 2016, or the Series D Preferred Offering, including accretion.

(f)	Reflects the sale of the Company’s 75.0% indirect equity interest in the Springhouse at Newport News property, to a non-affiliated buyer, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the net proceeds from the sale of the Springhouse at Newport News asset and the subsequent reinvestment.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	Roswell City Walk (b)		Tenside Apartments (c)		Sold and Held for Sale Properties (d)	Other items (e)	Pro Forma Total
Revenue
Net rental income	$52,013	$3,663		$3,169		$(2,457)	$-	$56,388
Other property revenues	2,644	386		121		(141)	-	3,010
Total revenues	54,657	4,049		3,290		(2,598)	-	59,398
Expenses
Property operating	21,519	1,842		1,238		(977)	-	23,622
General and administrative	4,155	-		-		-	-	4,155
Management fees	4,495	-		-		-	-	4,495
Acquisition costs	2,143	-		-		(1)	-	2,142
Depreciation and amortization	22,465	1,525	(f)	688	(f)	(644)	-	24,034
Total expenses	54,777	3,367		1,926		(1,622)	-	58,448

Operating (loss) income	(120)	682		1,364		(976)	-	950

Other income (expense)
Other income	26	-		-		-	-	26
Preferred returns and equity in income of unconsolidated real estate joint ventures	8,617	-		-		-	-	8,617
Gain on sale of real estate investments	4,947	-		-		(4,947)	-	-
Loss on early extinguishment of debt	(2,393)	-		-		1,493	-	(900)
Interest expense, net	(14,091)	(1,420	)(g)	(1,053	)(h)	496	-	(16,068)
Total other income (expense)	(2,894)	(1,420)		(1,053)		(2,958)	-	(8,325)

Net (loss) income	(3,014)	(738)		311		(3,934)	-	(7,375)
Preferred stock dividends	(8,391)	-		-		-	(7,587)	(15,978)
Preferred stock accretion	(568)	-		-		-	(82)	(650)
Net (loss) income attributable to noncontrolling interests
Operating partnership units	(173)	-		-		-	(168)	(341)
Partially-owned properties	(73)	(15)		31		(121)	-	(178)
Net (loss) income attributable to noncontrolling interests	(246)	(15)		31		(121)	(168)	(519)
Net (loss) income attributable to common stockholders	$(11,727)	$(723)		$280		$(3,813)	$(7,501)	$(23,484)

Earnings (loss) per common share (i)
Net Loss Per Common Share - Basic	$(0.57)							$(1.13)
Net Loss Per Common Share - Diluted	$(0.57)							$(1.13)

Weighted Average Basic Common Shares Outstanding	20,706,338							20,706,338
Weighted Average Diluted Common Shares Outstanding	20,706,338							20,706,338

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2016.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Roswell City Walk on December 1, 2016 as if these assets had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2016. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.52 million and increasing interest expense $1.42 million.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Tenside Apartments on July 14, 2016 as if these assets had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2016. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.69 million and increasing interest expense $1.05 million.

(d)	Reflect the sale of the Company’s 75.0% indirect equity interest in the Springhouse at Newport News property, to a non-affiliated buyer, which was included in the Company’s historical consolidated statement of operations.

(e)	Other items have been adjusted to reflect:

•	increasing preferred distributions by $2.39 million to reflect six months of 7.625% Series C Cumulative Redeemable Preferred Stock distributions as if the proceeds of the July 2016 Preferred Offering were received on January 1, 2015.

•	increasing preferred distributions by $0.21 million to reflect four months of 8.250% Series A Cumulative Redeemable Preferred Stock distributions as if the proceeds of the May 2016 Preferred Offering were received on January 1, 2015.

•	increasing preferred distributions by $1.19 million to reflect three months of 8.250% Series A Cumulative Redeemable Preferred Stock distributions as if the proceeds of the April 2016 Preferred Offering were received on January 1, 2015.

•	increasing preferred accretion by $0.08 million for the 8.250% Series A and 7.625% Series C Cumulative Redeemable Preferred Stock distributions.

•	increasing preferred distributions by $3.80 million to reflect nine months of 7.125% Series D Preferred Stock distributions as if the proceeds of the October 2016 Preferred Offering were received on January 1, 2015.

•	the operating partnership units’ interest in the pro forma adjustments identified in (b), (c), (d) and (e) impacting the consolidated net income (loss).

(f)	Represents depreciation and amortization expense adjustment to historical results for the nine months ended September 30, 2016 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and 3-7 years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

(g)	Represents interest expense for the Roswell City Walk estimated to have been incurred on the $51.0 million mortgage loan which bears a fixed interest rate of 3.63% and matures on December 1, 2026, calculated as if the loan was entered into on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

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(h)	Represents interest expense for the Tenside Property estimated to have been incurred on the $52.2 million mortgage loan which bears a fixed interest rate of 3.68% and matures on August 1, 2023, calculated as if the loan was entered into on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(i)	Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical loss per share amounts are the amounts reported in the Registrant’s Form 10-Q for the nine months ended September 30, 2016.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	Roswell City Walk (b)		Tenside Apartments (c)		Sold and Held for Sale Properties (d)	Other items (e)	Pro Forma Total
Revenue
Net rental income	$42,259	$1,698		$5,741		$(6,624)	$-	$43,074
Other property revenues	1,996	257		212		(448)	-	2,017
Total revenues	44,255	1,955		5,953		(7,072)	-	45,091
Expenses
Property operating	17,851	1,187		2,218		(3,510)	-	17,746
General and administrative	4,108	-		-		-	-	4,108
Management fees	4,185	-		-		-	-	4,185
Acquisition costs	3,508	-		-		(11)	-	3,497
Depreciation and amortization	16,226	3,362	(f)	4,007	(f)	(1,259)	-	22,336
Total expenses	45,878	4,549		6,225		(4,780)	-	51,872

Operating loss	(1,623)	(2,594)		(272)		(2,292)	-	(6,781)

Other income (expense)
Other income	62	-		-		-	-	62
Preferred returns and equity in income of unconsolidated real estate joint ventures	6,590	-		-		12	-	6,602
Equity in gain on sale of real estate asset of unconsolidated joint venture	11,303	-		-		(11,303)	-	-
Gain on sale of joint venture interests	2,677	-		-		(2,677)	-	-
Interest expense, net	(11,366)	(1,893	)(g)	(1,979	)(h)	1,426	-	(13,812)
Total other income (expense)	9,266	(1,893)		(1,979)		(12,542)	-	(7,148)

Net income (loss)	7,643	(4,487)		(2,251)		(14,834)	-	(13,929)
Preferred stock dividends	(1,153)						(19,808)	(20,961)
Preferred stock accretion	-	-		-		-	(801)	(801)
Net income (loss) attributable to noncontrolling interests
Operating partnership units	35	-		-		-	(598)	(563)
Partially-owned properties	5,820	(90)		(225)		(6,066)	1	(560)
Net income (loss) attributable to noncontrolling interests	5,855	(90)		(225)		(6,066)	(597)	(1,123)
Net income (loss) attributable to common stockholders	$635	$(4,397)		$(2,026)		$(8,768)	$(20,012)	$(34,568)

Earnings (loss) per common share (i)
Net Income (Loss) Per Common Share - Basic	$0.04							$(1.99)
Net Income (Loss) Per Common Share - Diluted	$0.04							$(1.99)

Weighted Average Basic Common Shares Outstanding	17,404,348							17,404,348
Weighted Average Diluted Common Shares Outstanding	17,417,198							17,417,198

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2015.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Roswell City Walk on December 1, 2016 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $3.36 million and increasing interest expense $1.89 million.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Tenside Apartments on July 14, 2016 as if this asset had been acquired on January 1, 2015. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $4.01 million and increasing interest expense $1.98 million.

(d)	Reflects the sale of the Company’s 100.00% direct equity interest in the North Park Towers property and the Company’s 75.0% indirect equity interest in the Springhouse at Newport News property, both to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations. Additionally, reflects the sales of the Company’s 25.00% indirect equity interest in the Estates at Perimeter property and the 42.23% indirect equity interest in the Berry Hill property, to non-affiliated buyers, which were consolidated in the Company’s historical consolidated statement of operations, in each case to non-affiliated buyers.

(e)	Other items have been adjusted to reflect:

•	the Company’s purchase of an additional 13.19% indirect interest in Lansbrook Village, which the Company already has a controlling interest in, as if this additional interest had been acquired on January 1, 2015.

•	increasing preferred distributions by $4.78 million to reflect full year of 8.250% Series A Cumulative Redeemable Preferred Stock distributions as if the proceeds of the October 2015 Preferred Offering were received on January 1, 2015.

•	increasing preferred distributions by $5.57 million to reflect full year of 8.250% Series A Cumulative Redeemable Preferred Stock distributions as if the proceeds of the April 2016 Preferred Offering and May 2016 Preferred Offering were received on January 1, 2015.

•	increasing preferred distributions by $4.38 million to reflect full year of 7.625% Series C Cumulative Redeemable Preferred Stock distributions as if the proceeds of the July 2016 Preferred Offering were received on January 1, 2015.

•	increasing preferred accretion by $0.8 million for the 8.250% Series A and 7.625% Series C Cumulative Redeemable Preferred Stock distributions.

•	increasing preferred distributions by $5.01 million to reflect full year of 7.125% Series D Preferred Stock distributions as if the proceeds of the October 2016 Preferred Offering were received on January 1, 2015.

•	the operating partnership units’ interest in the pro forma adjustments identified in (b), (c), (d) and (e) impacting the consolidated net income (loss).

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(f)	Represents depreciation and amortization expense adjustment to historical results for the year ended December 31, 2015 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and three to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

(g)	Represents interest expense for the Roswell City Walk estimated to have been incurred on the $51.0 million mortgage loan which bears a fixed interest rate of 3.63% and matures on December 1, 2026, calculated as if the loan was entered into on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(h)	Represents interest expense for the Tenside Apartments estimated to have been incurred on the $52.2 million mortgage loan which bears a fixed interest rate of 3.68% and matures on August 1, 2023, calculated as if the loan was entered into on January 1, 2015. The amounts in the pro forma balance sheet are presented at fair value.

(i)	Earnings (loss) per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-K for the year ended December 31, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: February 13, 2017	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP

19